UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2020

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210, Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendments to Securitization Facility

On September 29, 2020, Triumph Group, Inc. (the “Company”) entered into amendments to its existing $50 million receivables securitization facility (the “Receivables Securitization Facility,” and such amendments, the “Securitization Facility Amendments”), which was established in August 2008 and amended from time to time by entering into (i) an amended and restated receivables purchase agreement (the “Amended and Restated Receivables Purchase Agreement”), among Triumph Receivables, LLC, as seller, the Company, as servicer, the various purchasers, LC participants and purchaser agents from time to time party thereto, PNC Bank, National Association, as administrator and as LC bank and PNC Capital Markets LLC, as structuring agent, (ii) an amended and restated purchase and sale agreement, among various entities listed therein, as the originators, the Company, individually and as servicer and Triumph Receivables, LLC and (iii) an amended and restated performance guaranty, by the Company in favor of PNC Bank, National Association, as administrator. The Securitization Facility Amendments provide the Company with enhanced liquidity options by establishing a letter of credit facility under the Receivables Securitization Facility which effectively replaces a similar limited letter of credit facility under its previous credit agreement that was terminated on August 17, 2020. Pursuant to the letter of credit facility, Triumph Receivables, LLC may request that PNC Bank, National Association issue one or more letters of credit that will expire no later than 12 months after the date of issuance, extension or renewal, as applicable.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

4.1	Amended and Restated Receivables Purchase Agreement, dated as of September 29, 2020, among Triumph Receivables, LLC, as seller, Triumph Group, Inc., as servicer, the various purchasers, LC participants and purchaser agents from time to time party thereto, PNC Bank, National Association, as administrator and as LC bank and PNC Capital Markets LLC, as structuring agent.

4.2	Amended and Restated Purchase and Sale Agreement, dated as of September 29, 2020, among various entities listed therein, as the originators, Triumph Group, Inc., individually and as servicer and Triumph Receivables, LLC.

4.3	Amended and Restated Performance Guaranty, dated as of September 29, 2020, by Triumph Group, Inc. in favor of PNC Bank, National Association, as administrator.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2020	TRIUMPH GROUP, INC.

	By:	/s/ Thomas A. Quigley, III
Thomas A. Quigley, III
Vice President, Investor Relations & Controller